SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2006


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                           May 3, 2006


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 3, 2006, the Board of Directors of the Company approved, effective October 1, 2006, new compensation arrangements for the Company's non-employee directors. The new compensation arrangements, which will become effective on October 1, 2006, are summarized below:

Annual Retainer
---------------

      Commencing on October 1, 2006, we will pay our non-employee directors an annual retainer of $100,000. The annual retainer will be payable as follows:

     * The non-employee directors will receive an annual cash retainer of $25,000;

     * The non-employee directors will receive an additional fee of $5,000 for each of the five regularly scheduled meetings of the Board of Directors; and

     * On the first Wednesday of December of each year, the non-employee directors will receive stock options valued at $50,000.

     The stock options will be valued as of the close of business on the grant date using the Black-Scholes valuation model.

Committee Fees
--------------

      Commencing on October 1, 2006, we will pay certain of our non-employee directors additional annual fees as follows:

     *    $15,000 to the Chair of the Audit Committee;

     *    $5,000 to the other members of the Audit Committee;

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     *    $5,000 to the Chairs of the Compensation Committee and the
          Corporate Governance and Nominating Committee; and

     * $2,000 to the other members of the Compensation Committee and the Corporate Governance and Nominating Committee.

Director Stock Purchase Plan
----------------------------

      Our non-employee directors are eligible to participate in our Directors Stock Purchase Plan. Under this Plan, our non-employee directors may designate all, or any part, of his or her cash compensation for investment in the Company's stock purchased in the open market through a broker. We match 25% of the director's designated portion and pay all broker commissions.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date:   May 9, 2006                By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer



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